UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2007
Date of Report (date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street
San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.                  Entry into a Material Definitive Agreement.

On June 12, 2007, Sanmina-SCI Corporation (the “Company”) entered into (i) an Indenture among the Company, the guarantors party thereto, and Wells Fargo Bank, National Association, as trustee (the “2010 Indenture”), relating to the issuance by the Company of $300,000,000 aggregate principal amount of its Senior Floating Rate Notes due 2010 (the “2010 Notes”), and (ii) an Indenture among the Company, the guarantors party thereto, and Wells Fargo Bank, National Association, as trustee (the “2014 Indenture,” and together with the 2010 Indenture, the “Indentures”), relating to the issuance by the Company of $300,000,000 aggregate principal amount of its Senior Floating Rate Notes due 2014 (the “2014 Notes,” and together with the 2010 Notes, the “Notes”).  A copy of the 2010 Indenture, which contains a form of the 2010 Notes, is attached hereto as Exhibit 4.1 and a copy of the 2014 Indenture, which contains a form of the 2014 Notes, is attached hereto as Exhibit 4.2; the Indentures are incorporated herein by reference.  For a description of the material terms of the 2010 Indenture, the 2014 Indenture and the Notes, see the information in Item 2.03 below, which is incorporated herein by reference.

Wells Fargo Bank, National Association is a lender under the Company’s Amended and Restated Credit Agreement, dated as of December 16, 2005, as amended.

Item 1.02.                  Termination of a Material Definitive Agreement.

On June 12, 2007, the Company used the proceeds from the issuance and sale of the Notes, together with cash on hand, to repay the entire principal of, and accrued and unpaid interest on, the $600,000,000 outstanding senior unsecured term loan under that certain Credit and Guaranty Agreement, dated as of October 13, 2006, among the Company, certain of its subsidiaries as guarantors, the lenders party thereto, Citibank, N.A., as Syndication Agent, Deutsche Bank AG Cayman Islands Branch, as Documentation Agent, Banc of America Securities LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Joint Book Managers and Joint Lead Arrangers, and Bank of America, N.A., as Administrative Agent.

Item 2.03.                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 12, 2007, the Company issued $300,000,000 aggregate principal amount of the 2010 Notes under the 2010 Indenture and $300,000,000 aggregate principal amount of the 2014 Notes under the 2014 Indenture.  The Notes accrue interest at a rate per annum, reset quarterly, equal to three-month LIBOR plus 2.75%, which is payable in cash quarterly in arrears on March 15, June 15, September 15 and December 15, commencing on September 15, 2007.  The 2010 Notes will mature on June 15, 2010 and the 2014 Notes will mature on June 15, 2014.

The Notes are senior unsecured obligations of the Company and rank equal in right of payment with all of the Company’s existing and future unsubordinated unsecured debt.  The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by substantially all of the Company’s domestic restricted subsidiaries.

The Company may redeem the 2010 Notes, in whole or in part, at any time, at par plus accrued and unpaid interest up to, but excluding, the redemption date.  At any time prior to June 15, 2008, the Company may redeem up to 35% of the 2014 Notes with the proceeds of certain equity offerings at a redemption price equal to 100% of the principal amount of the 2014 Notes, plus a premium equal to the then-current interest rate, plus accrued and unpaid interest to, but excluding, the redemption date.  The Company may redeem the 2014 Notes, in whole or in part, beginning on June 15, 2008, at redemption prices ranging from 100% to 102% of the principal amount of the 2014 Notes, plus accrued and unpaid interest to, but excluding, the redemption date, with the actual redemption price to be determined based on the date of redemption.

Following a change of control, as defined in the Indentures, the Company will be required to make an offer to repurchase all or any portion of the Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest to, but excluding, the date of repurchase.

The Indentures include certain customary covenants that limit the ability of the Company and its restricted subsidiaries to, among other things:

•                  incur additional debt, make investments and other restricted payments, pay dividends on capital stock, or redeem or repurchase capital stock or subordinated obligations;

•                  create specified liens;

•                  sell assets;

•                  create or permit restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other distributions to it;

•                  engage in transactions with affiliates; and

•                  consolidate or merge with or into other companies or sell all or substantially all of the Company’s assets.

The restrictive covenants are subject to a number of important exceptions and qualifications set forth in the Indentures.

The Indentures provide for customary events of default, including payment defaults, breaches of covenants, certain payment defaults at final maturity or acceleration of other indebtedness, failure to pay certain judgments, certain events of bankruptcy, insolvency and reorganization involving the Company or certain of its subsidiaries and certain instances in which a guarantee ceases to be in full force and effect. If any event of default occurs and is continuing, subject to certain exceptions, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding 2010 Notes or 2014 Notes, as applicable, may declare all the 2010 Notes or 2014 Notes, respectively, to be due and payable immediately, together with any accrued and unpaid interest, if any, to the acceleration date. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization involving the Company or certain of its subsidiaries, such amounts with respect to the 2010 Notes or 2014 Notes, as applicable, will be due and payable immediately without any declaration or other act on the part of the trustee or the holders of the 2010 Notes or 2014 Notes, respectively.

Item 8.01.                  Other Events.

On June 7, 2007, Sanmina-SCI Corporation issued a press release announcing the pricing of its offering of $600,000,000 aggregate principal amount of senior notes, issued in a $300,000,000 tranche due 2010 and a $300,000,000 tranche due 2014. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.                  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
4.1

Indenture, dated as of June 12, 2007, among Sanmina-SCI Corporation, the guarantors party thereto, and Wells Fargo Bank, National Association as trustee, relating to the Senior Floating Rate Notes due 2010.

4.2

Indenture, dated as of June 12, 2007, among Sanmina-SCI Corporation, the guarantors party thereto, and Wells Fargo Bank, National Association as trustee, relating to the Senior Floating Rate Notes due 2014.

99.1	Press release of Sanmina-SCI Corporation, dated June 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

Date: June 13, 2007	By:	/s/ David L. White
	Name:	David L. White
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JUNE 6, 2007

Exhibit No.	Description
4.1

Indenture, dated as of June 12, 2007, among Sanmina-SCI Corporation, the guarantors party thereto, and Wells Fargo Bank, National Association as trustee, relating to the Senior Floating Rate Notes due 2010.

4.2

Indenture, dated as of June 12, 2007, among Sanmina-SCI Corporation, the guarantors party thereto, and Wells Fargo Bank, National Association as trustee, relating to the Senior Floating Rate Notes due 2014.

99.1	Press release of Sanmina-SCI Corporation, dated June 7, 2007.